Exhibit 99.1

HF SINCLAIR CORPORATION ANNOUNCES
CHANGES TO ITS BOARD OF DIRECTORS

DALLAS – February 14, 2024 – HF Sinclair Corporation (NYSE:DINO) (“HF Sinclair”) announced that its Board of Directors (the “Board”) appointed Jeanne M. Johns as an independent director to the Board, effective February 13, 2024. This appointment increases the size of the Board to thirteen directors and increases the number of independent directors on the Board from ten to eleven.

Ms. Johns served as Chief Executive Officer and as a Managing Director of Incitec Pivot Ltd., an Australian listed multinational manufacturer and distributor of fertilizers, civil explosives and chemicals, from November 2017 until June 2023. Prior to joining Incitec, Ms. Johns held several executive leadership roles in the U.S., UK/Europe and Asia/China during her 30 years with BP plc, including serving as Head of Safety & Operational Risk, Downstream from 2011 until 2015, Head of BP Group Operating Management System Excellence from 2013 until 2015, President, Asian Olefins and Derivatives from 2008 until 2010, President, BP North America Natural Gas Liquids from 2004 until 2007, Technical Vice President of Health, Safety & Environmental, Manufacturing Excellence, Engineering and Projects, Global Petrochemicals from 2002 until 2003, and Refinery Manager and Business Unit Leader, Toledo Refinery from 1999 until 2001.

Ms. Johns brings to the Board executive management and board experience, as well as significant corporate and international business experience across a broad range of industries. Her extensive experience in refining and the oil & gas industry brings insight and relevant technical expertise.

“Jeanne is an accomplished business leader, she brings strong executive and industry experience and expertise to the HF Sinclair Board. We look forward to her contributions to our Board and HF Sinclair,” said Franklin Myers, Chairperson of the Board.

Additionally, on February 13, 2024, Norman J. Szydlowski delivered his offer to resign as a member of the Board pursuant to the terms of the Stockholders Agreement, dated as of August 2, 2021, by and among HF Sinclair, REH Company and certain stockholders of REH Company. On February 14, 2024, the Board accepted Mr. Szydlowski’s offer to resign, effective as of HF Sinclair’s 2024 Annual Meeting of Stockholders.

“On behalf of the Board, I want to thank Norm for his service and contributions to HF Sinclair. He has been a valued member of the Board and we wish him well in his future pursuits,” said Franklin Myers, Chairperson of the Board.

About HF Sinclair Corporation

HF Sinclair, headquartered in Dallas, Texas, is an independent energy company that produces and markets high-value light products such as gasoline, diesel fuel, jet fuel, renewable diesel and other specialty products. HF Sinclair owns and operates refineries located in Kansas, Oklahoma, New Mexico, Wyoming, Washington and Utah and markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. HF Sinclair supplies high-quality fuels to more than 1,500 branded stations and licenses the use of the Sinclair brand at more than 300 additional locations throughout the country. In addition, subsidiaries of HF Sinclair produce and market base oils and other specialized lubricants in the U.S., Canada and the Netherlands, and export products to more than 80 countries. Through its subsidiaries, HF Sinclair produces renewable diesel at two of its facilities in Wyoming and also at its facility in Artesia, New Mexico. HF Sinclair provides petroleum product and crude oil transportation, terminalling, storage and throughput services to its refineries and the petroleum industry.

Forward-Looking Statements

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in HF Sinclair’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding HF Sinclair’s plans and objectives for future operations. Although HF Sinclair believes that the expectations reflected in these forward-looking statements are reasonable, HF Sinclair cannot assure you that HF Sinclair’s expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the demand for and supply of feedstocks, crude oil and refined products, including uncertainty regarding the increasing societal expectations that companies address climate change and greenhouse gas emissions, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, vandalism, cyberattacks, or other catastrophes or disruptions affecting HF Sinclair’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing of HF Sinclair’s suppliers, customers, or third-party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions, the effects of current and/or future governmental and environmental regulations and policies, including compliance with existing, new and changing environmental and health and safety laws and regulations, related reporting requirements and pipeline integrity programs, the availability and cost of financing to HF Sinclair, the effectiveness of HF Sinclair’s capital investments and marketing strategies, HF Sinclair’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects on time and within capital guidance, HF Sinclair’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects, HF Sinclair’s ability to acquire complementary assets or businesses to HF Sinclair’s existing assets and businesses on acceptable terms and to integrate any existing or future acquired operations and realize the expected synergies of any such transaction on the expected timeline, the possibility of vandalism or other disruptive activity, or terrorist or cyberattacks and the consequences of any such activities or attacks, uncertainty regarding the effects and duration of global hostilities, including shipping disruptions in the Red-Sea, the Israel-Gaza conflict, the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for HF Sinclair’s refined products and create instability in the financial markets that could restrict HF Sinclair’s ability to raise capital, general economic conditions, including economic slowdowns caused by a local or national recession or other adverse economic condition, such as periods of increased or prolonged inflation, limitations on HF Sinclair’s ability to make future dividend payments or effectuate share repurchases due to market conditions and corporate, tax, regulatory and other considerations and other business, financial, operational and legal risks and uncertainties. Additional information on risks and uncertainties that could affect the business prospects and performance of HF Sinclair is provided in the reports filed by HF Sinclair with the SEC. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HF Sinclair undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HF Sinclair Corporation

Craig Biery, 214-954-6510
Vice President, Investor Relations

or

Trey Schonter, 214-954-6510
Sr. Manager, Investor Relations